Exhibit 32
CERTIFICATION PURSUANT TO
18 USC 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Semtech Corporation (the “Company”) for the period ended July 28, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Hong Q. Hou, President and Chief Executive Officer of the Company, and Mark Lin, Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 USC §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 28, 2024

/s/ Hong Q. Hou
Hong Q. Hou
President and Chief Executive Officer

/s/ Mark Lin
Mark Lin
Executive Vice President and Chief Financial Officer